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                                                                Exhibit 4.01
                                                                ------------


                                                                 COMMON STOCK

INCORPORATED UNDER THE LAWS OF THE
          STATE OF OHIO


                                    [logo]
                                   CARDINAL             SHARES
                                 HEALTH, INC.

THIS CERTIFICATE IS TRANSFERABLE IN
  INDIANAPOLIS, IN OR NEW YORK, N.Y.        SEE REVERSE FOR CERTAIN DEFINITIONS
                                                    CUSIP 14149Y108

THIS CERTIFIES THAT




IS THE OWNER OF

      FULLY PAID AND NON-ASSESSABLE COMMON SHARES, WITHOUT PAR VALUE, OF

Cardinal Health, Inc., transferable only on the books of the corporation by the holder of this certificate in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Dated:


                                                /s/ Robert A. Walter

                                               CHAIRMAN OF THE BOARD

COUNTERSIGNED AND REGISTERED
              BANK ONE, INDIANAPOLIS, NA
                   (Indianapolis, Indiana)
                          Transfer Agent and Registrar

                   By                           /s/ George H. Bennett Jr.

                           Authorized Signature       SECRETARY




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Cardinal Health, Inc. will mail to each shareholder without charge within five days of receipt of written request therefor a copy of the express terms, if any, of the shares represented by this certificate and of the other class or classes and series of shares, if any, which the corporation is authorized to issue.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:



  TEN COM - as tenants in common                       UNIF GIFT MIN ACT -           Custodian
  TEN ENT - as tenants by the entireties                                   ----------          -----------
  JT TEN  - as joint tenants with right of                                  (Cust)                 (Minor)
            survivorship and not as tenants                                under the Uniform Gift to Minors
            in common                                                      Act
                                                                               ----------------------------
                                                                                       (State)

                       Additional abbreviations may also be used though not in the above list.


For value received, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE


_______________________________________________________________________________
     (PLEASE PRINT OR TYPE ASSIGNEE'S NAME AND ADDRESS, INCLUDING ZIP CODE

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________
of the shares represented by this certificate, and hereby irrevocably constitute(s) and appoint(s)

______________________________________________________________________________
attorney, with full power of substitution, to transfer the shares on the books of the corporation.

Dated
     -------------------------------    --------------------------------------


                                        --------------------------------------
                                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                        MUST CORRESPOND WITH THE NAME AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATEVER.